SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                       Form S-8
                               REGISTRATION STATEMENT
                                         UNDER
                              THE SECURITIES ACT OF 1933


                                  UNIVAR CORPORATION
                (Exact name of registrant as specified in its charter)


                   Delaware                               91-0816142
        (State or other jurisdiction of                (I.R.S.Employer
           incorporation or organization              Identification No.)


             6100 Carillon Point, Kirkland, Washington            98033
            (Address of Principal Executive Office)           (Zip Code)


                  UNIVAR CORPORATION 1992 LONG-TERM INCENTIVE PLAN
                             (Full title of the plan)


                                  William A. Butler
               Vice President, General Counsel, and Corporate Secretary
                                 6100 Carillon Point
                                  Kirkland, WA 98033
                      (Name and address of agent for service)

                                  (206) 889-3990
             (Telephone number, including area code, of agent for service)


                             Copies of all communications to:

                                    Mark R. Beatty
                                 Preston Gates & Ellis
                             5000 Columbia Seafirst Center
                                   701 Fifth Avenue
                                  Seattle, WA  98104
                                    (206) 623-7580

                             CALCULATION OF REGISTRATION FEE


                                     Proposed      Proposed
Title of                             Maximum       Maximum     Amount of
Securities                           Offering      Aggregate   Registra-
to be          Amount to be          Price Per     Offering    tion
Registered     Registered            Share *       Price       Fee

Common Stock       750,000           $9.9375   $7,453,125.00 $2,570.04
$.33-1/3           Shares
par value

     *Average of high and low trading prices as reported on the New York Stock Exchange on May 25, 1994.

     The Exhibit Index appears after the Signature Page of this Registration Statement.

     The contents of the Registration Statement on Form S-8, Commission File No. 33-48962, filed on June 29, 1992, are hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kirkland, State of Washington, on this 31st day of May, 1994.

          UNIVAR CORPORATION



          By:/s/ James W. Bernard
                 President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                                   Date

/s/ James W. Bernard    President, Chief Executive Officer,   May 31,1994
                        Director (Principal Executive Officer)

/s/ Gary E. Pruitt      Vice President-Finance and Treasurer  May 31,1994
                        (Principal Financial and
                        Principal Accounting Officer)


Richard E. Engebrecht )
Roger L. Kesseler     )                       By: /s/ William A. Butler
Curtis P. Lindley     )                       Attorney in Fact
N. Stewart Rogers     )      Each as          Pursuant to Power of
Attorney
Robert S. Rogers      )      Director         Dated April 29, 1994
Andrew V. Smith       )
William K. Street     )
Roy E. Wansik         )                       Dated May 31, 1994
Nicolaas J. Westdijk  )
James H. Wiborg       )

EXHIBIT INDEX

        Exhibit Number                  Description

            4                           Amended and Restated Univar
                                        Corporation
                                        1992 Long-Term Incentive Plan **

            5                           Opinion of Counsel regarding
                                        legality

            23.1                        Consent of Counsel (included in
                                        Exhibit 5)

            23.2                        Consent of Independent Public
                                        Accountant

            24                          Power of Attorney




** Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended February 28, 1994. Said document appeared as Exhibit 10.27 to said Form 10-K.